Exhibit 99.1Exhibit 99.1

• • • • •• • • • •

• • •• • •

••• ••• •••••• ••• •••

• • • • Sources $M Uses $M SWBK Shares $ 2,400 Equity Consideration to Bird Shareholders² $ 2,400 SWBK Cash in Trust 316 Cash to Balance Sheet 428 PIPE¹ 160 Transaction Fees 48 Total Sources $ 2,876 Total Uses $ 2,876 Pro Forma Capitalization Cash and Cash Equivalents (from de-SPAC) $ 428 (+) Bird Cash on Balance Sheet 124 PF Cash $ 552 Equity Value (Post-Money) $ 2,936 Enterprise Value $ 2,394 Pro Forma Ownership⁴ Shares (M) Ownership Breakdown % Existing Bird Shareholders² 240.0 81.8 % SWBK Investors 31.6 10.8 PIPE Investors¹ 16.0 5.5 SPAC Sponsor Shares³ 5.9 2.0 Equity Ownership 293.6 100.0%• • • • Sources $M Uses $M SWBK Shares $ 2,400 Equity Consideration to Bird Shareholders² $ 2,400 SWBK Cash in Trust 316 Cash to Balance Sheet 428 PIPE¹ 160 Transaction Fees 48 Total Sources $ 2,876 Total Uses $ 2,876 Pro Forma Capitalization Cash and Cash Equivalents (from de-SPAC) $ 428 (+) Bird Cash on Balance Sheet 124 PF Cash $ 552 Equity Value (Post-Money) $ 2,936 Enterprise Value $ 2,394 Pro Forma Ownership⁴ Shares (M) Ownership Breakdown % Existing Bird Shareholders² 240.0 81.8 % SWBK Investors 31.6 10.8 PIPE Investors¹ 16.0 5.5 SPAC Sponsor Shares³ 5.9 2.0 Equity Ownership 293.6 100.0%

• • • • •• • • • •

• • • • • • • • • • • •

Sources $M Uses $M SWBK Shares $ 2,400 Equity Consideration to Bird Shareholders² $ 2,400 • SWBK Cash in Trust 316 Cash to Balance Sheet 428 PIPE¹ 160 Transaction Fees 48 Total Sources $ 2,876 Total Uses $ 2,876 • Pro Forma Capitalization • Cash and Cash Equivalents (from de-SPAC) $ 428 • (+) Bird Cash on Balance Sheet 124 PF Cash $ 552 Equity Value (Post-Money) $ 2,936 Enterprise Value $ 2,394 • Pro Forma Ownership⁴ Shares (M) Ownership Breakdown % Existing Bird Shareholders² 240.0 81.8 % SWBK Investors 31.6 10.8 PIPE Investors¹ 16.0 5.5 SPAC Sponsor Shares³ 5.9 2.0 Equity Ownership 293.6 100.0 %Sources $M Uses $M SWBK Shares $ 2,400 Equity Consideration to Bird Shareholders² $ 2,400 • SWBK Cash in Trust 316 Cash to Balance Sheet 428 PIPE¹ 160 Transaction Fees 48 Total Sources $ 2,876 Total Uses $ 2,876 • Pro Forma Capitalization • Cash and Cash Equivalents (from de-SPAC) $ 428 • (+) Bird Cash on Balance Sheet 124 PF Cash $ 552 Equity Value (Post-Money) $ 2,936 Enterprise Value $ 2,394 • Pro Forma Ownership⁴ Shares (M) Ownership Breakdown % Existing Bird Shareholders² 240.0 81.8 % SWBK Investors 31.6 10.8 PIPE Investors¹ 16.0 5.5 SPAC Sponsor Shares³ 5.9 2.0 Equity Ownership 293.6 100.0%

Exhibit 99.1

SWITCHBACK II

Bird

Investor Presentation


BIRD

August 2021

Disclaimer

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed business combination, Bird Global, Inc. ("Bird Global") filed a registration statement on Form S-4 (File No. 333-256187) (the "Form S-4") with the Securities and Exchange Commission (the "SEC"). The Form S-4 includes a proxy statement of Switchback II Corporation ("Switchback") and a prospectus of Bird Global. Additionally, Switchback II and Bird Global filed and will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC's web site at www.sec.gov. Security holders of Switchback are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the proposed business combination because they contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this presentation.

PARTICIPANTS IN THE SOLICITATION

Switchback and its directors and officers may be deemed participants in the solicitation of proxies of Switchback's shareholders in connection with the proposed business combination. Bird Rides, Inc. ("Bird") and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Switchback's executive officers and directors in the solicitation by reading Switchback's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of Switchback's participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, is set forth in the proxy statement/prospectus relating to the business combination.

FORWARD-LOOKING STATEMENTS

The information in this presentation includes "forward-looking statements." All statements, other than statements of present or historical fact included in this presentation, regarding Switchback's proposed business combination with Bird, Switchback's ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Switchback and Bird disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Switchback and Bird caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Switchback or Bird. In addition, Switchback and Bird caution you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Switchback or Bird following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Switchback, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts Switchback's or Bird's current plans and operations as a result of the announcement of the transactions; (v) Bird's ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Bird to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Bird may be adversely affected by other economic, business and/or competitive factors. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Switchback's periodic filings with the SEC, including Switchback's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequently filed Quarterly Reports on Form 10-Q, and in the Form S-4 filed by Bird Global. Switchback's and Bird Global's SEC filings are available publicly on the SEC's website at www.sec.gov.

NO OFFER OR SOLICITATION

This presentation shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act").

INDUSTRY AND MARKET DATA

Although all information and opinions expressed in this presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Bird and Switchback have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Bird and Switchback, which are derived from their respective reviews of internal sources as well as the independent sources described above. This presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Bird and Switchback.

USE OF PROJECTIONS

This presentation contains projected financial information with respect to Bird. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See the "Forward-Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Switchback's nor Bird's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

NON-GAAP FINANCIAL MEASURES

Some of the financial information and data contained in this Presentation, such as Gross Transaction Value, Adjusted EBITDA, Adjusted EBITDA Margin, Sharing Revenue and Ride Profit, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Switchback and Bird believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Bird's financial condition and results of operations. Bird's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. Switchback and Bird believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Bird's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Bird's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

TRADEMARKS AND TRADE NAMES

Bird and Switchback own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Bird or Switchback, or an endorsement or sponsorship by or of Bird or Switchback. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Bird or Switchback will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.



Q2 2021 update

Q2 2021 performance update

- **Record second quarter and first half performance, well surpassing expectations across key measures**
  - Highest quarterly GTV since inception beating expectations by 35% in Q2 driven in part by strengthening demand
  - Improved Ride Profit Margins[1] to 49%, further demonstrating strong economics under FM operating model
  - Lowest quarterly Adjusted EBITDA loss of $11.5 million in Q2, exceeding expectations by 48%
- **Year-to-date results position the Company to achieve its objectives for the year**

		FY2019A					FY2020A					FY2021A	
(in millions, unless otherwise noted)	**FY2018A**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**
Rides	**24**	**5**	**11**	**16**	**8**	**40**	**4**	**2**	**8**	**5**	**18**	**4**	**11**
Avg. Rides per Deployed Vehicles per Day	2.8x	2.1x	2.7x	2.9x	2.1x	2.5x	1.6x	1.4x	1.6x	0.9x	1.3x	1.1x	1.8x
Gross Transaction Value	**$79**	**$15**	**$45**	**$64**	**$37**	**$162**	**$23**	**$13**	**$50**	**$29**	**$115**	**$31**	**$71**
Revenue	**$59**	**$14**	**$42**	**$60**	**$35**	**$151**	**$20**	**$10**	**$40**	**$24**	**$95**	**$26**	**$60**
Ride Profit (before Vehicle Depreciation)	**$(91)**	**$(15)**	**$3**	**$11**	**$(3)**	**$(4)**	**$(9)**	**$1**	**$15**	**$9**	**$16**	**$8**	**$28**
% of Sharing Revenue	*(155)%*	*(113)%*	*8%*	*19%*	*(8)%*	*(2)%*	*(54)%*	*15%*	*43%*	*41%*	*20%*	*35%*	*49%*
Ride Profit (after Vehicle Depreciation)	**$(203)**	**$(39)**	**$(27)**	**$(21)**	**$(29)**	**$(116)**	**$(16)**	**$(2)**	**$6**	**$2**	**$(10)**	**$2**	**$15**
% of Sharing Revenue	*(348)%*	*(297)%*	*(67)%*	*(36)%*	*(97)%*	*(82)%*	*(99)%*	*(19)%*	*16%*	*10%*	*(13)%*	*9%*	*27%*
Adjusted EBITDA	**$(194)**	**$(59)**	**$(48)**	**$(49)**	**$(73)**	**$(229)**	**$(78)**	**$(43)**	**$(28)**	**$(33)**	**$(182)**	**$(31)**	**$(12)**
% of Revenue	*(331)%*	*(430)%*	*(114)%*	*(81)%*	*(212)%*	*(152)%*	*(387)%*	*(416)%*	*(70)%*	*(137)%*	*(192)%*	*(119)%*	*(19)%*

1. Before Vehicle Depreciation

Q2 2021 results significantly exceeded expectations


REVENUE
($ in millions)
+ 36%
vs expectations
$60
+ 477%
YoY
$10
Q2 20
Q2 21
Actual
Expectations


RIDE PROFIT MARGIN
(% of Sharing revenue)
+ 13pp
vs expectations
49%
+ 34pp
YoY
15%
Q2 20
Q2 21
Actual
Expectations


ADJUSTED EBITDA
($ in millions)
Q2 20
Q2 21
($12)
+ 73%
YoY
+ 48%
vs expectations
($43)
Actual
Expectations

Note: Ride Profit Margin shown before Vehicle Depreciation. Ride Profit Margin and Adjusted EBITDA are non-GAAP measures. See appendix for reconciliation.



Environmentally friendly transportation for everyone

We are a scaled micromobility platform

100M+
Rides to date

$401M
2022E Revenue[1]

114%
Revenue Growth[2]

300+
Cities operating globally[3]

40
Trees equivalent to each vehicle's GHG offset[4]

3M+
New riders since start of pandemic[5]


RIDES
PARTNERS
CITY LICENSES
DATA
DEMAND
First-mover advantage

1. Represents 2022E revenue estimate.
2. 2021E to 2022E revenue growth.
3. As of July 2021.
4. Based on carbon sequestering per year of 6-year-old elm tree of 1,700 grams relative to a Bird Two over a 1.5 year period representative of a Bird Two half-life.
5. As of April 2021.

Scaled global operations with opportunity for continued expansion



300+
Cities
28
Countries
4
Continents
Percent of Total Revenue by Region[1]
< 1%
28%
72%
North America
EMEA
Other

Note: Includes In-House, Fleet Manager, and Platform markets.
1. Percent of Sharing revenue by segment, FY2020.

Massive market opportunity with COVID accelerating penetration

TOTAL ADDRESSABLE MARKET


8 trillion trips are taken each year globally...
of which 5 trillion are < 5 miles in length...
of which 900 billion are taken by addressable users...
with 200 billion trips shifting to micromobility...

...resulting in a $800B yearly revenue opportunity[1]


$60B
Yearly SAM[2]
Addressed Market
$800B
Yearly TAM

1. TAM calculated from global trip data per industry sources, the US federal government and the European Commission haircut by trip length and user demographic data (including age, ability, and income) per the UN, World Bank, and CIA Factbook, modal mix per industry sources and climate suitability per historical weather data.

2. SAM calculated beginning with TAM of near-term Bird markets reduced by 'serviceable trip length' penetration per Bird trip length data, infrastructure penetration per city-level data from industry sources, regulatory penetration per city regulations and Bird internal estimates for city permits.

COVID spurred favorable regulatory changes

HAARETZ

Tel Aviv plans to Double the City's Network of Bike Paths by 2025

The Guardian

Milan Announces Ambitious Scheme to Reduce Car Use After Lockdown

Bloomberg

Pandemic Has Spurred 930 Miles of New Bike Lanes in Europe

REUTERS

New York City Legalizes Electric Bikes and Scooters, Will Create e-Scooter Pilot Program

R.

Rome Creates Bike Lanes As Part Of Virus Measures

DW

Coronavirus Pandemic Gives Cyclists More Road in Berlin

STREETS BLOG

Oakland to Open 74 Miles of Streets for Walkers and Cyclists

The Guardian

Electric Scooters to Get Green Light to Go on Britain's Public Roads

GOV

Seattle Will Keep Some Streets Closed Even After Coronavirus

THE NEW REPUBLIC

American Cities are Built for Cars. Coronavirus Could Change That.

+$20B

SAM increase driven by regulatory response to COVID

Opening of new cities (+$8B)

- UK opening to e-scooters
- NYC opening accelerated to Q2 2021

Improved 3rd-lane infrastructure (+$12B)

- Top global e-scooter cities like Tel Aviv and San Francisco expanding their 3rd lane infrastructure

Source: Press reports

Ours is a multidimensional business with steep barriers to entry:

Two-sided marketplaces, wrapped in closed regulatory systems, requiring global scale



Deepen vehicle design moat based on hundreds of millions of real-world interactions
GLOBAL VEHICLE DEVELOPMENT & SUPPLY CHAIN
Vehicle R&D
Designed in California with >18mo life & multi-day battery capacity
Prototype Testing
Finalize Bird Design & Specs
Vendor Management / PO Submission
Manufacturing
Shipping from Production Facility to Bird
SCALE TO GENERATE DATA AND TECH EDGE
User (rider) App Development & Iteration
FM App Development & Iteration
Nest Location & Size
Machine forecasts demand, sets drops/rebalancing to maximize profit
PROTECTED CITY REVENUE
Permits
Maintain strong permit win rate
Government Rel.
Industry-leading Gov Partnerships team
Playbook to Launch in New Markets
Acquire & Standup Partner Network & Local Ops
TWO-SIDED MARKETPLACE
Hyperlocal data
Local FMs (supply)
Charge, rebalance, & repair vehicles
Riders (demand)
Base of millions of entrenched riders
Bird mesh network
Refine RFP application, pricing, drop & relocation logic based on rider/FM experience

KEY: Global scale + R&D | Government partnership | Marketplace | First mover advantage

BIRD

It all started with the scooters

	OFF THE SHELF	BIRD-DESIGNED			
	BIRD	BIRD	BIRD	BIRD	BIRD
	Xiaomi M365	**Bird**Zero	**Bird**One	**Bird**Two	**Bird**Three
VEHICLE HALF-LIFE	3 - 4 months	12 months	14 months	18 months	24 months
KEY INNOVATIONS	Sep 2017 First-ever shared scooter	Oct 2018 Ruggedized for sharing Doubled battery life	May 2019 Fully encrypted brain Modular body for easy repairs	Aug 2019 Ultra-rugged fused body Large, efficient battery	Mar 2021 Best-in-class safety features Anti-theft firmware and battery-brain encryption

Note: Bird Zero, Bird One and Bird Two vehicle half-life based on methodology employed in audited GAAP financials; Bird Three estimated vehicle half-life based on equivalent methodology as prior vehicle models.

Continued innovation and new form factors, including e-bikes

SHARING


BIRD
KH8J4

Captures more 3+ mile trips to expand sharing SAM by $20B+[1]

RETAIL


BIRD

Global e-bike retail market expected to reach $20B by 2023[2]


US E-bike Sales
Growth Accelerating[3]
('000s of Units)
+157%
YoY
130
152
236
318
353
908
2015
2016
2017
2018
2019
2020

1. Expansion of Serviceable Addressable Market (detailed previously) to capture penetration of trips 5 miles or less in distance.
2. Source: Deloitte.
3. Source: QYResearch.

Evolved to Fleet Manager operating model during COVID pause

HOW IT WORKS

Network of Fleet Managers[1] manage logistics for micro-fleets, providing economic advancement opportunities and **streamlining expansion to small cities**

Fleet Managers charge, deploy, store, and repair, **reducing Bird's infrastructure costs**, especially in winter

Aligns incentives through a per-trip revenue share construct, **further boosting Bird's leading unit economics** while providing a positive return to Fleet Managers

WHO OWNS THE...	IN-HOUSE OPS	FLEET MANAGER OPS
Charging	Partner / Bird	Partner
Deployment	Bird	Partner
Rebalancing	Bird	Partner
Repair	Bird	Partner
Vehicle	Bird	Partner / Bird
Permits	Bird	Bird
Brand	Bird	Bird
Data/Tech Platform	Bird	Bird
% of LTM sharing revenue[2]	5%	95%

KEY: Bird, Partner

1. Acquisition cost of ~$1K per Fleet Manager based on acquisition from Mar – Oct 2020.
2. Excludes Consumer Products and Platform revenue.

Fleet Manager operating model has driven strong Ride Profit Margins of 44% before and 19% after Vehicle Depreciation over the last four quarters


RIDE PROFIT EVOLUTION (as % of sharing revenue[1])
COVID conditions
FY2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
50%
0%
(50%)
(100%)
(150%)
(200%)+
(155%)
(348%)
(113%)
(297%)
8%
(67%)
19%
(36%)
(8%)
(97%)
(54%)
(99%)
15%
(19%)
43%
16%
41%
10%
35%
9%
49%
27%
FY2019 vs. FY2018: +265%[2]
Bird-designed vehicles and operational improvements
LTM vs. FY2019: +101%[2]
Fleet Manager operating model
Ride Profit (before Vehicle Depreciation)
Ride Profit (after Vehicle Depreciation)

Note: Ride Profit and Sharing Revenue are non-GAAP metrics, see reconciliation in Appendix. FY2018 and Q1/Q2 2019 includes fleet of legacy retail vehicles.
1. Net of sales tax, credits, discounts, refunds, disputes and failed payments; excludes Platform and Consumer Products vehicle and spare part sales.
2. Margin improvements based on Ride Profit (after Vehicle Depreciation); LTM from Q3 2020 through Q2 2021

75% of markets generated positive Ride Profit in H2 2020 (after vehicle depreciation)


RIDE PROFIT PER RIDE
(AFTER VEHICLE DEPRECIATION)
Remaining COVID headwinds in certain tail cities

Note: Constituent cities include those with > 15,000 rides in H2 2020, reflecting over 95% of sharing-related revenue. Ride profit is a non-GAAP metric. See appendix for reconciliation of company-wide metric. Ride profit per ride is ride profit divided by all rides in each city over the equivalent time period.

Fleet Manager operating model unlocks long-tail markets

ONLY SCRATCHING THE SURFACE OF THE LONG-TAIL MARKET OPPORTUNITY

Large Cities	Long-tail Cities[1]
$3.0B Near-term Revenue Potential	$8.9B Near-term Revenue Potential



Current Annual Net Revenue[2]
Annual Net Revenue Opportunity[3]

SUPERIOR ECONOMICS SO FAR

- ☑ Lighter regulatory and competitive intensity in small cities
- ☑ Fleet Manager operating model minimizes fixed costs at city level (i.e., service centers), providing Bird an economic moat



RIDE PROFIT MARGIN[4]
(AFTER VEHICLE DEPRECIATION)
10%
19%
Large Cities
Long-tail Cities

1. Defined as cities with <500K population.
2. Based on existing Bird cities. Revenue based on KPIs realized from July 2020 through February 2021, annualized.
3. Annual Net Revenue Opportunity based on North America and EMEA Serviceable Addressable Market adjusted for near-term market penetration factor of 20%.
4. Ride Profit Margin after vehicle depreciation is a non-GAAP metric and produced on equivalent basis as Ride Profit in non-GAAP reconciliation in appendix. H2 2020 shown.

Why Bird wins

1 Visionary, founder-led management team with a culture of innovation

2 Rider experience that addresses traditional mobility pain points

3 Aligned incentives in the mutually beneficial Fleet Manager operating model

4 Category creator with advanced technology and data platform

5 Energy transition is core to Bird's mission

6 Strong unit economics, even with winter-like COVID utilization


BIRD
BIRD
BIRD

1 Visionary, founder-led management team with a culture of innovation



Travis VanderZanden
Founder & CEO
Uber Lyft Yammer cherry



Yibo Ling
Chief Financial Officer
Uber BCG



Rebecca Hahn
Chief Corporate Social Responsibility Officer
OutCast ORACLE



Scott Rushforth
Chief Vehicle Officer
0x7a69



Wendy Mantell
General Counsel
FANDUEL hulu



Tom O'Brien
SVP, Revenue
ATOMIC eventbrite



Renaud Fages
VP, Global Operations
BCG SOCIETE GENERALE



Shane Torchiana
VP, Corporate Development & Strategy
BCG Morgan Stanley



Brooke Tandy
VP, People
scoot PeopleTech Partners



Justin Youn
VP, Strategic Finance
Goldman Sachs JMI

2 Rider experience that addresses traditional mobility pain points

TRADITIONAL MOBILITY PAIN POINTS


Long wait


Long walk


Congested commute


Unpredictable traffic


Surge pricing


Heavy emissions

The Bird experience

1. On-demand
2. Quick and efficient
3. Socially distanced
4. Congestion reducing
5. Affordable
6. Environmentally friendly


5:21
BIRD
2 min
14 mi
RESERVE
Principessa
Daniel Wellington
Diana Hobson Fine Art
Main Street Peep Hole Box
Andalusia Ave
STAG Provisions for Men
Andalusia Ave

3 Aligned incentives in the mutually beneficial Fleet Manager operating model

Efficient management ratio
Fleet Managers provide logistics services for 100+ scooters each, driving meaningful scale

Significant earnings become moat
Earning potential as a Fleet Manager is far better than peer alternatives

Hyper local knowledge
Localized knowledge reduces city costs and improves operational outcomes

Community
Community of Fleet Managers drives retention

Performance management
Utilizing strategic tools, coaching, and incentives to further improve profitability


STRONG FLEET MANAGER PARTNER RETENTION
(Month-over-month partner retention[1])
98%
91%
83%
80%
78%
78%
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6



1. Month 1 corresponds to the first operational month for each cohort (e.g., July cohort Month 1 = 07/01/2020 - 07/31/2020). Adjusted for closed markets.

4 Category creator with advanced technology and data platform

DATA

Hardware

Designed for safety, connectivity and durability

- AI sidewalk detection
- GPS and Global connected network
- Anti-theft brain-battery “handshake” tech



BIRD

BirdOS

DATA

Software

Purpose built for rider, operator and city



BIRD

Rider apps

- Ride booking
- Real-time inventory
- Payment

Fleet Manager apps

- Inventory management
- Repair training
- Drop engine

City apps

- Location services
- 3-1-1 compliance
- Parking zones

DATA

5 Energy transition is core to Bird's mission

BIRD RIDES TYPICALLY REPLACE HIGHER-EMISSION MODES

Mode Shift Displacement Survey Results



Other[1]
18%
Walking
31%
Public transit
9%
51%
of alternatives have higher emissions
Personal car
23%
Ride-hail
19%

Each Bird Two prevents an estimated 103kg of greenhouse gas emissions during its lifetime[2]

EACH BIRD'S GHG OFFSET IS EQUIVALENT TO THE CARBON ABSORBED BY 40 TREES[3]



Note: GHG assumptions based on The Greenhouse Gases, Regulated Emissions and Energy Use in Transportation (GREET) Model by Argonne National Laboratory. Mode Shift results based on an October 2019 Bird survey through Qualtrics of ~1k riders.

1. Other includes personal bike, personal scooter, and bikeshare.
2. Based on fully-burdened lifecycle analysis, adjusted for additional emissions related to upstream manufacturing, fuel extraction, caloric intake, shipping, and disposal, among others. Based on Bird Two actual data, including pre-COVID KPIs, ~1.5 year half-life, and 272 g / passenger mile lifecycle GHG emissions (compared to personal cars, which emit an estimated 463g / passenger mile). GHG emissions prevented calculated as weighted average based on percent of trips replaced across each mode.
3. Based on carbon sequestering per year of 6-year-old elm tree of 1,700 grams relative to a Bird Two over a 1.5 year period representative of a Bird Two half-life.

6 Strong unit economics, even with winter-like COVID utilization

For every $10 earned	In-House Ops during Winter (Q4 2019)		Fleet Manager Ops during COVID (H2 2020)
Rides per Deployed Vehicle per Day ("RpD")	*2.1x*	*COVID dampens demand*	*1.3x*
Sharing Revenue[1]	**$10.00**		**$10.00**
(-) Fleet Manager Rev Share	0.00	*Payments to Fleet Managers*	4.17
(-) Charging & Repair	4.50	*Fleet Managers do nearly all charging and repair*	0.28
(-) Other Ride Costs[2]	6.33	*Greatly reduced Service Center & field ops footprint*	1.30
Ride Profit (before Vehicle Depreciation)	**($0.83)**		**$4.24**
(-) Vehicle Depreciation	8.83	*Shift to 100% Bird-Designed vehicles (3-6x longer life)*	2.84
Ride Profit (after Vehicle Depreciation)	**($9.66)**		**$1.40**

Note: Sharing Revenue and Ride Profit are non-GAAP metrics, see reconciliation in Appendix.
1. Net of sales tax, credits, discounts, refunds, disputes and failed payments; excludes vehicle and spare part sales.
2. Other Ride Costs includes service centers and field operations (including labor), mobile data, AWS, city revenue share, permits fees and CC fees.


BIRD
BIRD
BIRD

Financial outlook

Clear plan for significant growth


INNOVATION
~15% New form factors (e.g., Bird Bike)
EXPANSION
~20% Expand to new regions
PENETRATION
~65% Further penetrate existing regions (existing cities + new cities)
1
2
3

Note: Illustrative growth initiative contribution estimated based on management's projected Capex spend allocation.

Operating metrics summary


AVG. DEPLOYED VEHICLES
46% CAGR
23K
44K
38K
70K
107K
198K
2018A
2019A
2020A
2021P
2022P
2023P
AVG. RIDES PER DEPLOYED VEHICLE PER DAY
Return to pre-COVID mean by 2023
2.8x
2.5x
1.3x
1.4x
1.9x
2.4x
2018A
2019A
2020A
2021P
2022P
2023P
RIDES
44% CAGR
24M
40M
18M
37M
76M
170M
2018A
2019A
2020A
2021P
2022P
2023P
GROSS TRANSACTION VALUE PER RIDE
Ride lengths normalize
$3.30
$4.04
$6.30
$5.92
$5.88
$5.28
2018A
2019A
2020A
2021P
2022P
2023P
GROSS TRANSACTION VALUE
53% CAGR
$79M
$162M
$115M
$219M
$447M
$897M
2018A
2019A
2020A
2021P
2022P
2023P

Note: GTV includes Product Sales business. Projections assume that GTV distribution between Sharing and Product Sales remains relatively in-line with historicals.

Financial forecast summary

(in millions, unless otherwise noted)	FY2018A	FY2019A	FY2020A	FY2021P	FY2022P	FY2023P
Rides	**24**	**40**	**18**	**37**	**76**	**170**
Avg. Rides per Deployed Vehicles per Day	2.8x	2.5x	1.3x	1.4x	1.9x	2.4x
Average Deployed Vehicles (in thousands)	23	44	38	70	107	198
Gross Transaction Value	**$79**	**$162**	**$115**	**$219**	**$447**	**$897**
YoY Growth (%)	-	*105%*	*(29%)*	*90%*	*104%*	*101%*
Revenue	**$58**	**$151**	**$95**	**$188**	**$401**	**$815**
YoY Growth (%)	-	*157%*	*(37%)*	*99%*	*113%*	*103%*
Ride Profit (before Vehicle Depreciation)	**$(91)**	**$(4)**	**$16**	**$62**	**$169**	**$425**
Ride Profit Margin (% of Sharing Revenue)	*(155%)*	*(2%)*	*20%*	*40%*	*55%*	*62%*
Gross Margin	**$(212)**	**$(136)**	**$(24)**	**$21**	**$110**	**$308**
Gross Margin (%)	*(363%)*	*(90%)*	*(25%)*	*11%*	*27%*	*38%*
Operating Expenses	$157	$250	$181	$167	$217	$307
% of Revenue	*268%*	*166%*	*191%*	*89%*	*54%*	*38%*
Adjusted EBITDA	**$(194)**	**$(229)**	**$(182)**	**$(96)**	**$(28)**	**$144**
% of Revenue	*(331%)*	*(152%)*	*(192%)*	*(51%)*	*(7%)*	*18%*

Note: Ride Profit and Adjusted EBITDA are non-GAAP metrics, see reconciliation in Appendix. Certain FY2019 amounts have been reclassed to conform with current period presentation.

Vehicle innovation and FM model underpin continued Ride Profit margin improvement

For every $10 earned	In-House Ops during Winter (Q4 2019A)		Fleet Manager Ops during COVID (H2 2020A)		Forecast (FY2023P)
Sharing Revenue[1]	**$10.00**		**$10.00**		**$10.00**
(-) Ride Costs	10.83	Reduced through the FM model	5.76	RpD increase maintains strong FM earnings	3.78
Ride Profit (before Vehicle Depreciation)	**($0.83)**		**$4.24**		**$6.22**
% of Sharing Revenue	*(8)%*		*42%*		*62%*
(-) Vehicle Depreciation	8.83	Fully shifted to Bird-designed vehicles	2.84	Ongoing vehicle improvements	1.73
Ride Profit (after Vehicle Depreciation)	**($9.66)**		**$1.40**		**$4.49**
% of Sharing Revenue	*(97)%*		*14%*		*45%*

Note: Ride Profit is a non-GAAP metrics, see reconciliation in Appendix. Ride Profit (after Vehicle Depreciation) equated to Gross Profit for FY2023P for illustrative purposes.
1. Net of sales tax, credits, discounts, refunds, disputes and failed payments; excludes vehicle and spare part sales.
2. Other Ride Costs includes service centers and field operations (including labor), mobile data, AWS, city revenue share, permits fees and CC fees.

Multiple operational drivers and leverage to achieve profitability

ADJUSTED EBITDA MARGIN



18%
(331%)
(152%)
(397%)
(95%)
(49%)
(51%)
(7%)
2018A
2019A
H1 2020A
H2 2020A
H1 2021A
2021P
2022P
2023P

KEY DRIVERS

Revenue Drivers	**New cities and regions** Fleet Manager unlocks long-tail	**Increased utilization** Rebound post-COVID	**New form factors** Bird Bike
Gross Margin Drivers	**Variable FM cost structure** Allows for winter profitability	**Lower city-level overhead** Reduced service centers and labor	**Vehicle improvements** Longer vehicle life and fewer repairs
OpEx Leverage *(Steady-state Target % of Rev.)*	**R&D** Increased scale and automation *(~5% of Rev.)*	**S&M** Long-tail city expansion *(~5% of Rev.)*	**G&A** Data-driven, systematized ops *(~15% of Rev.)*

Note: Adjusted EBITDA margin is a non-GAAP measure. See appendix for reconciliation.

Well capitalized at close with scalable asset financing in place

STRONG BALANCE SHEET

Cash Sources

- Switchback II Corporation has ~**$316M in cash in trust**
- **PIPE size of $160M**

Capital Structure

- **~$552M in PF cash** on balance sheet (assuming no redemptions) to fund growth and expansion
- Secured **asset financing facility** to fund CapEx

Sources	$M
SWBK Shares	$ 2,400
SWBK Cash in Trust	316
PIPE[1]	160
Total Sources	**$ 2,876**

Uses	$M
Equity Consideration to Bird Shareholders[2]	$ 2,400
Cash to Balance Sheet	428
Transaction Fees	48
Total Uses	**$ 2,876**

Pro Forma Capitalization	
Cash and Cash Equivalents (from de-SPAC)	$ 428
(+) Bird Cash on Balance Sheet	124
PF Cash	$ 552
Equity Value (Post-Money)	$ 2,936
Enterprise Value	**$ 2,394**

SECURED ASSET FINANCING

- Financing for vehicle CapEx enabled by Bird's multi-year **track record of vehicle retention and revenue** from tens of millions of global rides
- Further **unlocks equity returns by nearly 50%** and **matches Bird's cash outflows to when vehicles generate the most cash** (i.e., spring and summer)
- Asset-level debt **supports Bird's global growth ambitions** without the restrictive covenants of a traditional credit facility
- **$40M fully committed facility with Apollo** for this year, plus a **$150M accordion to cover 70% of global vehicle CapEx for 2022[3]**

Note: Bird cash on balance sheet includes unrestricted and restricted cash as of YE2020 and adjusted for $208M of proceeds from convertible senior preferred equity financing and $8.8M of vehicle financing draw as of 30-Apr-2021
1. Assumes PIPE of $160.0M at $10.00 per share.
2. Equity value to Bird's existing shareholders is calculated as 240.0M Switchback II shares, using a $10.00 pro forma share price, on a fully diluted basis (excluding equity awards and restricted stock). Bird equity holders will also be entitled to receive an earnout following the closing of the transaction for shares that will be issuable upon the occurrence of certain triggers, including three separate share price achievements (30 million shares total, 10 million at each threshold, would be payable based on achievement of each of $12.50, $20.00, and $30.00 weighted average sales prices over any 10 trading days within any 20 consecutive trading day period in the 5 years following closing).
3. Facility with Apollo Investment Corporation and MidCap Financial Trust (each managed or advised by Apollo Capital Management, L.P., or its affiliates)

Relative growth: Bird has experienced significant adoption



Cumulative Revenue Since Founding ($M)[1]
$350
$300
$250
$200
$150
$100
$50
$0
1
4
7
10
13
16
19
22
25
28
31
34
37
40
Months since Founding
Google
DOORDASH
Uber
lyft
TESLA

Bird is on track to outpace DoorDash

"5 years in"	DOORDASH FY2018	Bird FY2022E
Revenue ($M)	$291	$401
Gross Margin	19%	29%

1. Defined as months operating with more than 100 vehicles in market for mobility, or date of first sale for retail; Uber, Google, Lyft and Tesla cumulative revenue based on publicly reported ride & revenue numbers, DoorDash cumulative revenue estimated based on market share.

Appendix


BIRD

Transaction summary

Summary of proposed transaction

One of the biggest new market opportunities in transportation also happens to be one that benefits the world

Bird's mission is to provide environmentally friendly transportation for everyone

⟶ **$800B** opportunity created in Micromobility

⟶ **60%** of all trips are 5 miles or less

Transaction expected to fully fund business model through cash flow positive

Switchback II (NYSE:SWBK) has ~$316M of cash in trust account

Pro forma capital structure

- Bird stockholders rolling 100% of their equity
- >$400M proceeds net of debt elimination and transaction fees to fund growth (assuming no redemptions by public shareholders of Switchback II Corporation)
- $200M in committed capital through PIPE and debt facility[1]

Valuation

- Enterprise value of ~$2.3B
- Attractive valuation versus other digital marketplace, mobility and category creator peers[2]

Leadership

BIRD



Travis VanderZanden
Founder, CEO



Yibo Ling
CFO

SWITCHBACK II



Jim Mutrie
Director
Co-CEO



Scott McNeill
Director
Co-CEO

1. Messrs. Mutrie and McNeill will collectively invest $8.6M in the PIPE on the same terms as the PIPE investors, in addition to the $2M they collectively bought in the IPO on the same terms as the public.
2. Source: FactSet market data.

Investment highlights – Bird checks all the boxes

PROVEN CRITERIA

BIRD

#	Criteria	Details	Bird
1	Disruptive Technology with Massive TAM	• $800B opportunity in electrified Micromobility • 60% of trips are less than 5 miles	✓
2	Experienced Management	• Possess a demonstrable track record of operating success • Drove compelling unit economics	✓
3	Market Leadership	• Expanding global footprint, currently operating in 300+ cities worldwide • $1.1B raised to date, supporting leading technology, hardware and market share	✓
4	Compelling Business Model	• Fleet Manager model reduces costs, aligns incentives and boosts leading unit economics • Facilitates expansion into long-tail cities	✓
5	Returns-Oriented	• Year-round positive unit economics during COVID • $308M gross profit by 2023	✓
6	Catalyst for Growth	• COVID tailwinds spurred favorable regulatory changes, op-model and industry consolidation • Opportunity for upside from additional capital, innovation, operations and technology	✓







Detailed transaction overview

$2.4B Enterprise Value | $160M PIPE

Transaction Highlights

Cash Sources	• Switchback II Corporation has ~$316M in cash held in the trust account • PIPE size of $160M
Valuation	• ~$2.4B EV with strong balance sheet • Attractive valuation versus other mobility & logistics companies
Capital Structure	• ~$552M in PF cash on balance sheet (assuming no redemptions) to fund growth and expansion

Pro Forma Ownership at $10.00 / Share[4]



PIPE Investors 5.5 %
SPAC Sponsor Shares 2.0 %
SWBK Investors 10.8 %
Existing Bird Shareholders 81.8 %

Sources	$M
SWBK Shares	$ 2,400
SWBK Cash in Trust	316
PIPE[1]	160
Total Sources	$ 2,876

Uses	$M
Equity Consideration to Bird Shareholders[2]	$ 2,400
Cash to Balance Sheet	428
Transaction Fees	48
Total Uses	$ 2,876

Pro Forma Capitalization

Cash and Cash Equivalents (from de-SPAC)	$ 428
(+) Bird Cash on Balance Sheet	124
PF Cash	$ 552
Equity Value (Post-Money)	$ 2,936
Enterprise Value	$ 2,394

Pro Forma Ownership[4]

Ownership Breakdown	Shares (M)	%
Existing Bird Shareholders[2]	240.0	81.8 %
SWBK Investors	31.6	10.8
PIPE Investors[1]	16.0	5.5
SPAC Sponsor Shares[3]	5.9	2.0
Equity Ownership	293.6	100.0 %

Note: Bird cash and debt balances as of Q2 2021. Cash on balance sheet includes unrestricted and restricted cash.
1. Assumes PIPE of $160.0M at $10.00 per share.
2. Equity value to Bird's existing shareholders is calculated as 240.0M Switchback II shares, using a $10.00 pro forma share price, on a fully diluted basis (excluding equity awards and restricted stock). Bird equity holders will also be entitled to receive an earnout following the closing of the transaction for shares that will be issuable upon the occurrence of certain triggers, including three separate share price achievements (30 million shares total, 10 million at each threshold, would be payable based on achievement of each of $12.50, $20.00, and $30.00 weighted average sales prices over any 10 trading days within any 20 consecutive trading day period in the 5 years following closing).
3. Excludes ~1.98M SPAC sponsor shares subject to potential forfeiture, 50% of which are based on achievement of $12.50 price per share and remaining 50% based on $15.00 price per share, both over any 10 days within any 20 consecutive trading day period within 5 years of the closing of the transaction.
4. Pro forma ownership structure based on PIPE of $160M at $10.00 per share, assuming no redemptions by Switchback II shareholders. Excludes public and private SWBK warrants, existing Bird options/RSUs/warrants/restricted stock (7% of pro forma basic shares outstanding) and post-closing awards, including management grants vesting over 4 years (2% of pro forma basic shares outstanding), and additional management grants issuable on the same triggers as the Bird equity holder earnout and vesting over 4 years (10% of pro forma basic shares outstanding).

Components of metrics & non-GAAP reconciliations

		FY2019A					FY2020A					FY2021A	
(in millions)	**FY2018A**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**
Gross Transaction Value	**$78.9**	**$15.4**	**$45.4**	**$64.1**	**$37.0**	**$161.9**	**$23.2**	**$13.3**	**$49.6**	**$29.1**	**$115.2**	**$31.3**	**$71.2**
Contra Revenue	$(20.4)	$(1.6)	$(3.1)	$(3.3)	$(2.6)	$(10.6)	$(2.4)	$(0.7)	$(4.5)	$(3.0)	$(10.6)	$(3.3)	$5.1
Platform Adjustment	$0.0	$0.0	$(0.4)	$(0.5)	$0.1	$(0.8)	$(0.6)	$(2.2)	$(4.9)	$(2.3)	$(10.0)	$(2.3)	$6.1
Revenue	**$58.5**	**$13.8**	**$41.9**	**$60.3**	**$34.5**	**$150.5**	**$20.2**	**$10.4**	**$40.2**	**$23.8**	**$94.6**	**$25.7**	**$60.0**
Product Sales Revenue	$0.0	$(0.6)	$(1.7)	$(3.2)	$(4.5)	$(10.0)	$(4.1)	$(0.8)	$(6.6)	$(3.2)	$(14.7)	$(4.1)	$(3.4)
Sharing Revenue	**$58.5**	**$13.2**	**$40.2**	**$57.1**	**$30.0**	**$140.5**	**$16.1**	**$9.6**	**$33.6**	**$20.6**	**$79.9**	**$21.6**	**$56.6**
Gross Margin	**$(212.1)**	**$(44.6)**	**$(42.7)**	**$(15.7)**	**$(32.7)**	**$(135.7)**	**$(16.5)**	**$(6.1)**	**$1.1**	**$(2.0)**	**$(23.5)**	**$2.0**	**$15.7**
Vehicle Depreciation	$112.5	$24.3	$30.0	$31.4	$26.5	$112.2	$7.2	$3.2	$9.0	$6.4	$25.8	$5.6	$12.4
Vehicle Count Adjustments	$8.9	$3.9	$14.8	$(6.9)	$(2.1)	$9.7	$(2.4)	$(0.1)	$4.4	$3.6	$5.5	$(0.2)	$(0.3)
Net Impact of Product Sales Division	$0.0	$1.4	$1.0	$2.1	$5.8	$10.3	$3.0	$4.4	$0.0	$0.5	$7.9	$0.2	$0.0
Ride Profit (before Vehicle Depreciation)	**$(90.7)**	**$(15.0)**	**$3.1**	**$10.9**	**$(2.5)**	**$(3.5)**	**$(8.7)**	**$1.4**	**$14.5**	**$8.5**	**$15.7**	**$7.6**	**$27.8**
% of Sharing Revenue	*(155%)*	*(113%)*	*8%*	*19%*	*(8%)*	*(2%)*	*(54%)*	*15%*	*43%*	*41%*	*20%*	*35%*	*49%*
Vehicle Depreciation	$(112.5)	$(24.3)	$(30.0)	$(31.4)	$(26.5)	$(112.2)	$(7.2)	$(3.2)	$(9.0)	$(6.4)	$(25.8)	$(5.6)	$(12.4)
Ride Profit (after Vehicle Depreciation)	**$(203.3)**	**$(39.3)**	**$(26.9)**	**$(20.5)**	**$(29.0)**	**$(115.7)**	**$(15.9)**	**$(1.8)**	**$5.5**	**$2.1**	**$(10.1)**	**$2.0**	**$15.4**
% of Sharing Revenue	*(348%)*	*(297%)*	*(67%)*	*(36%)*	*(97%)*	*(82%)*	*(99%)*	*(19%)*	*16%*	*10%*	*(13%)*	*9%*	*27%*
Net Income	**$(367.4)**	**$(89.5)**	**$(96.4)**	**$(101.2)**	**$(100.4)**	**$(387.5)**	**$(70.2)**	**$(50.0)**	**$(43.8)**	**$(44.2)**	**$(208.2)**	**$(76.2)**	**$(43.7)**
Net Interest (Income) Expense	$(1.6)	$(0.5)	$1.7	$2.1	$1.4	$4.7	$1.8	$1.7	$1.5	$1.6	$6.6	$1.6	$3.1
Income Tax	$0.0	$0.0	$0.0	$0.0	$0.3	$0.3	$0.1	$0.0	$0.1	$(0.1)	$0.1	$0.0	$0.1
Depreciation & Amortization	$113.4	$24.8	$31.2	$33.2	$26.9	$116.1	$10.6	$5.7	$11.1	$8.0	$35.4	$6.9	$13.5
Vehicle Count Adjustments	$8.9	$3.9	$14.8	$(6.9)	$(2.1)	$9.7	$(2.4)	$(0.1)	$4.4	$3.6	$5.5	$(0.2)	$(0.3)
Stock Based Compensation	$53.0	$2.2	$1.3	$26.0	$1.1	$30.6	$2.3	$1.2	$1.2	$1.4	$6.1	$1.5	$1.3
Tariff Refunds	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$(23.2)	$(1.4)	$0.0	$(0.4)	$(25.0)	$0.0	$0.0
Net Other (Income) Expense Including Foreign Currency	$0.0	$(0.2)	$(0.3)	$(2.1)	$(0.4)	$(3.0)	$2.8	$(0.4)	$(2.5)	$(2.5)	$(2.6)	$35.7	$14.5
Adjusted EBITDA	**$(193.8)**	**$(59.3)**	**$(47.7)**	**$(48.9)**	**$(73.2)**	**$(229.1)**	**$(78.2)**	**$(43.3)**	**$(28.0)**	**$(32.6)**	**$(182.1)**	**$(30.7)**	**$(11.5)**
% of Revenue	*(331%)*	*(430%)*	*(114%)*	*(81%)*	*(212%)*	*(152%)*	*(387%)*	*(416%)*	*(70%)*	*(137%)*	*(192%)*	*(119%)*	*(19%)*

Note: Certain FY2019 amounts have been reclassed to conform with current period presentation. FQ2019, FQ2020 and FQ2021 figures are unaudited and unreviewed.

H1 2021 performance exceeded expectations



REVENUE
($ in millions)
+ 30%
vs expectations
$86
+ 181%
YoY
$31
H1 20
H1 21
Actual
Forecast



RIDE PROFIT MARGIN
(% of Sharing revenue)
+ 10pp
vs expectations
45%
+ 73pp
YoY
(28%)
Q2 20
Q2 21
Actual
Forecast



ADJUSTED EBITDA
($ in millions)
H1 20
H1 21
($42)
+ 65%
YoY
+ 20%
vs expectations
($122)
Actual
Forecast

BIRD

Note: Ride Profit Margin shown before Vehicle Depreciation. Ride Profit Margin and Adjusted EBITDA are non-GAAP measures. See appendix for reconciliation.